UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2023

A SPAC II Acquisition Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41372	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

289 Beach Road

#03-01

Singapore 199552

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65 6818 5796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, with no par value, one-half of one redeemable warrant and one right to receive one-tenth of one Class A ordinary share	ASCBU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ASCB	The Nasdaq Stock Market LLC
Rights included as part of the units	ASCBR	The Nasdaq Stock Market LLC

Warrants included as part of the units	ASCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

After having obtained the requisite shareholders’ vote for all the proposals at the EGM (defined below) on August 1, 2023, the Company filed the Second Amended and Restated Memorandum and Articles of Association (the “Amended Charter”) with the Registrar of Corporate Affairs at the British Virgin Islands. Pursuant to the Amended Charter which is effective on August 1, 2023, the Company has up to 27 months from its initial public offering (i.e., until August 5, 2024) to consummate an initial business combination. For the complete text of the Amended Charter, please refer to Annex A to the proxy supplement filed with the Securities and Exchange Commission on July 20, 2023.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 1, 2023 at 10:00 a.m. Eastern Time, A SPAC II Acquisition Corp. (“ASCB” or the “Company”) opened its extraordinary general meeting (the “EGM”) at which the shareholders voted as set forth below on the following proposals pursuant to the definitive proxy statement, filed by the Company with the Securities and Exchange Commission on July 10, 2023 and mailed by the Company to its shareholders on or about July 12, 2023 (the “Proxy Statement”) and its proxy supplement, filed on July 20, 2023 and mailed by the Company to its shareholders on or about July 21, 2023 (the “Proxy Supplement”).

As of July 6, 2023, the record date for the EGM, there were 25,300,000 ordinary shares outstanding and entitled to vote. At the EGM, there were 22,095,175 ordinary shares voted by proxy or in person, representing 87.33 % of the total ordinary shares as of the record date, and constituting a quorum for the transaction of business. The final voting results for the sole matter submitted to a vote of the shareholders of ASCB at the EGM on August 1, 2023 are as follows:

The proposals listed below are described in more detail in the Proxy Statement and the Proxy Supplement.

The shareholders approved the Extension Amendment Proposal, the NTA Requirement Amendment Proposal, and the Founder Share Amendment Proposal.

A summary of the voting results at the EGM is set forth below:

1.	Proposal No. 1 — The Extension Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,211,081	7,884,094	0	0

2.	Proposal No. 2 — The NTA Requirement Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
14,717,757	7,377,418	0	0

3.	Proposal No. 3 — The Founder Share Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
15,216,442	6,878,733	0	0

Redemption of Ordinary Shares

An aggregate of 18,003,605 ordinary shares were tendered for redemption in connection with the EGM.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A SPAC II Acquisition Corp.

	By:	/s/ Serena Shie
		Name:	Serena Shie
		Title:	Chief Executive Officer

Dated: August 3, 2023

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